Consolidated Balance Sheets (Parenthetical) - $ / shares	Dec. 31, 2021	Dec. 31, 2020
Shareholders' Equity:
Serial Preferred Stock Par Value Per Share	$ 0.01	$ 0.01
Serial Preferred Stock Shares Authorized	200,000	200,000
Serial Preferred Stock Shares Issued	22,000	22,000
Serial Preferred Stock Shares Outstanding	22,000	22,000
Common Stock Par Value Per Share	$ 0.01	$ 0.01